ARTICLES OF INCORPORATION

                                       OF

                               OTCFILING.COM, INC.

                                   ARTICLE I:

                                      NAME

     The name of the Corporation is: OTCFiling.com, Inc.

                                  ARTICLE II:

                                     SHARES

     The Corporation is authorized to issue one thousand(1,000) shares.

                                  ARTICLE III:

                          REGISTERED AGENT AND ADDRESS

     The street address of the registered office is 119 Commerce Boulevard, Athens, Georgia 30802 in Athens-Clarke County. The registered agent is Pete Iodice.

                                   ARTICLE IV:

     The name and address of the incorporator is:

     Pete Iodice
     119 Commerce Boulevard
     Athens, Georgia 30602

                                   ARTICLE V:

                                 MAILING ADDRESS

     The principal mailing address of the corporation is 119 Commerce Boulevard, Athens, Georgia 30602.

     IN  WITNESS   WHEREOF,   The   undersigned   executed   these  Articles  of
Incorporation, This 30th day of August 1999










                                                /s/ Pete Iodice
                                                -------------------------------
                                                Pete Iodice,
                                                Incorporator

                            ARTICLES OF INCORPORATION

     These articles of Incorporation are adopted by the undersigned for the purpose of forming a Corporation pursuant to the provisions of the Georgia Business Corporation Code.

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Independent Southern, Inc.

                                   ARTICLE II
                                     PURPOSE

     The purpose or purposes for which the corporation is organized is to operate petroleum fuel terminals and to own and operate the associated facilities, equipment and real estate to render such service; and to transact all lawful business for which Corporations may be organized under the Georgia Business Corporation Code.

                                   ARTICLE III
                                     SHARES

     The total number of shares which the corporation has authority to issue is 1,000,000 all of which will be common shares with a par value of $1.00 per share.

                                   ARTICLE IV
                                      TERM

     The term of existence of the corporation shall be perpetual.

                                    ARTICLE V
                                 EFFECTIVE DATE

     The Corporation will not commence business until not less than $500.00 has been received for the issuance of shares.

                                   ARTICLE VI
                                    DIRECTORS

     The initial Board of Directors shall consist of one director. The name and address of the director is:

                                         Peter Iodice
                                         1140 Summit Circle
                                         Watkinsville, Ga. 30677

                                   ARTICLE VII
                                REGISTERED AGENT

     The name and address of the initial registered agent is:

                                         Peter Iodice
                                         1140 Summit Circle
                                         Watkinsville, Ga. 30677

                                  ARTICLE VIII
                                  INCORPORATOR

     The name and address of the incorporator is:

                                         QCL Group Inc.
                                         1140 Summit Circle
                                         Watkinsville, Ga. 30677

                                   ARTICLE IX

     The address of the principle office is:
                1140 Summit Circle, Watkinsville, Ga. 30677

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 13th day of July, 1989.



                                         By: /s/ Peter Iodice, its President
                                         --------------------------------------
                                         QCL Group, Inc.

                           ARTICLES OF INCORPORATION

     These articles of Incorporation are adopted by the undersigned for the purpose of forming a Corporation pursuant to the provisions of the Georgia Business Corporation Code.

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Petroleum Products Southern, Inc.

                                   ARTICLE II
                                     PURPOSE

     The purpose or purposes for which the corporation is organized is to sell and transfer petroleum products and to own and operate the associated facilities, equipment and real estate to render such service; and to transact all lawful business for which Corporations may be organized under the Georgia Business Corporation Code.

                                   ARTICLE III
                                     SHARES

     The total number of shares which the corporation has authority to issue is 1,000,000 all of which will be common shares with a par value of $1.00 per share.

                                   ARTICLE IV
                                      TERM

     The term of existence of the corporation shall be perpetual.

                                    ARTICLE V
                                 EFFECTIVE DATE

     The Corporation will not commence business until not less than $500.0O has been received for the issuance of shares.

                                   ARTICLE VI
                                    DIRECTORS

     The initial Board of Directors shall consist of one director. The name and address of the director is:

                                         Peter Iodice
                                         1140 Summit Circle
                                         Watkinsville, Ga. 30677

                                  INCORPORATOR

     The name and address of the incorporator is:
                                         QCL Group, Inc.
                                         Post Office Box 275
                                         Bishop, Ga. 30621

                                   ARTICLE IX

The address of the principle office:
                      1140 Summit Circle, Watkinsville, Ga. 30677

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 13th day of July, 1989.







                                         By: /s/ Peter Iodice, its President
                                         --------------------------------------
                                         QCL Group, Inc.

                                                              PROFIT CORPORATION

                            ARTICLES OF INCORPORATION

     These articles of Incorporation are adopted by the undersigned for the purpose of forming a Corporation pursuant to the provisions of the Georgia Business Corporation Code.

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Retail Convenience Stores, Inc.

                                   ARTICLE II
                                     PURPOSE

     The purpose or purposes for which the corporation is organized is to operate convenience stores and to own and operate the associated facilities, equipment and real estate to render such service; and to transact all lawful business for which Corporations may be organized under the Georgia Business Corporation Code.

                                   ARTICLE III
                                     SHARES

     The total number of shares which the corporation has authority to issue is l,000,000 all of which will be common shares with a par value of $1.00 per share.

                                   ARTICLE IV
                                      TERM

     The term of existence of the corporation shall be perpetual.


                                    ARTICLE V
                                 EFFECTIVE DATE

     The Corporation will not commence business until not less than $500.00 has been received for the issuance of shares.

                                   ARTICLE VI
                                    DIRECTORS

     The initial Board of Directors shall consist of one director. The name and address of the director is:

                                         Peter Iodice
                                         1140 Summit Circle
                                         Watkinsville, Ga. 30677

                                   ARTICLE VII
                                REGISTERED AGENT

     The name and address of the initial registered agent is:

                                         Peter Iodice
                                         1140 Summit Circle
                                         Watkinsville, Ga. 30677

                                  ARTICLE VIII
                                  INCORPORATOR

     The name and address of the incorporator is:
                                         QCL Group Inc.
                                         Post Office Box 275
                                         Bishop, Ga. 30621

                                   ARTICLE IX

     The address of the principle office is:
                      1140 Summit Circle, Watkinsville, Ga.  30677

     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation this 13th day of July, 1989.






                                         Pete Iodice its President
                                         --------------------------------------
                                         QCL Group, Inc.

                            ARTICLES OF INCORPORATION

                                       OF

                        SOUTHEASTERN BAKING COMPANY, INC.

                                   ARTICLE I:

                                      NAME

         The name of the Corporation is: Southeastern Baking Company, Inc.

                                   ARTICLE II:

                                     SHARES

     The Corporation is authorized to issue one thousand(1,000) shares.

                                  ARTICLE III:

                          REGISTERED AGENT AND ADDRESS

     The street address of the registered office is 126 East Washington Street, Madison, GA 30650 in Morgan County. The registered agent is George W. Brown, III.

                                   ARTICLE IV:

                                  INCORPORATOR

The name and address of the incorporator is:

George W. Brown, III
126 East Washington Street
Madison, Georgia 30650

                                   ARTICLE V:

                                 MAILING ADDRESS

     The principal mailing address of the corporation is 126 East Washington Street, Madison, Georgia 30650.

     IN  WITNESS   WHEREOF,   The   undersigned   executed   these  Articles  of
Incorporation, This 16th day of November 1999.






                                         /s/ George W. Brown, III
                                         --------------------------------------
                                          George W. Brown, III
                                          Incorporator